SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549




                               FORM 8-K/A


                    AMENDMENT NO. 1 TO CURRENT REPORT


                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                      August 4, 2000 (May 19, 2000)



                    NETVOICE TECHNOLOGIES CORPORATION
       -----------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


     NEVADA                   0-29025                 91-1986538
-----------------    ------------------------   ----------------------
(State or other      (Commission file number)      (I.R.S. Employer
jurisdiction of                                 Identification Number)
incorporation or
 organization)



                     3201 West Royal Lane, Suite 160
                          Irving, Texas  75063

    ----------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                             (972) 788-2988
         ------------------------------------------------------
           (Registrants telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS

     (a)  Financial Statements of Business Acquired.


     Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the Company hereby files the historical financial statements required in connection with the Synetric, Inc. ("Synetric") acquisition included as Exhibit 99.10 and incorporated by reference herein.


     (b)  Pro Forma Financial Information.


     Effective May 19, 2000, Netvoice Technologies Corporation and its wholly owned subsidiary NetVoice Technologies, Inc. (collectively the "Company" or "Netvoice") completed the acquisition of Synetric, Inc. of Dallas, Texas ("Synetric") pursuant to a definitive Stock Purchase Agreement ("Agreement") whereby Netvoice acquired all of the issued and outstanding shares of Synetric from eight (8) individuals, including officers and directors of Synetric. Pursuant to the Agreement, Netvoice issued 286,458 shares of "restricted" common stock, subject to Rule 144 promulgated under the Securities and Exchange Commission. The registered holder of the restricted common stock must retain ownership of the common stock for a period of one (1) year. The Agreement provides that of the 286,458 shares delivered at closing, 33,229 shares will be held in escrow for a period of one (1) year following the closing to satisfy any future indemnification claims.

     The accompanying unaudited pro forma financial information does not include a pro forma balance sheet due to the fact that the Company has filed its most recent balance sheet on the Company's Form 10-QSB as of June 30, 2000, which balance sheet includes the assets and liabilities of Synetric. The total purchase price has been allocated to the tangible assets and liabilities of Synetric based upon their relative fair values. The amounts and components of the purchase price, along with the preliminary allocation of the purchase price to the net asset acquired attributable to the acquisition are presented below, and are subject to change as the allocation is finalized. The following reflects the recording of the entries required under the purchase method of accounting for the acquisition of Synetric.

     PURCHASE PRICE
        Common stock issued                        $  2,721,351
                                                   ============

     NET ASSETS ACQUIRED
        Net assets assumed                         $  2,867,046
        Net liabilities assumed                      (2,901,187)
        Goodwill                                      2,755,492
                                                   ------------
                                                   $  2,721,351
                                                   ============

     The market value of the Company's common stock on the date of the acquisition was valued at $9.50 per share.

     The accompanying unaudited pro forma condensed statements of operations give effect to the acquisition by NetVoice of Synetric, which has been accounted for using the purchase method of accounting. The unaudited pro forma condensed statement of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, gives effect to the transaction as if they had occurred on January 1, 1999.

     The unaudited pro forma condensed financial statements are provided for comparative purposes and have been based upon the historical financial statements of NetVoice and Synetric. The pro forma adjustments, which are described in the accompanying notes, reflect NetVoice's preliminary assumptions and estimates based upon available information. The unaudited pro forma condensed financial statements do not purport to be indicative of the results which would actually have been obtained if the transactions had been effected on the date indicated nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma condensed financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Synetric, included elsewhere in this filing, and the historical consolidated financial statements and related notes of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission.


     (c)  Exhibits

     See Exhibit Index attached hereto.

NETVOICE TECHNOLOGIES CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                              HISTORICAL
                                      --------------------------   PRO FORMA
                                         NETVOICE     SYNETRIC    ADJUSTMENTS        PRO FORMA
                                       (AS RESTATED,
                                        SEE NOTE D)
REVENUES                              $  1,212,363  $  1,140,585  $          -      $  2,352,948

EXPENSES:
  Direct expenses                        2,043,399       738,788                       2,782,187
  General and administrative expenses    3,477,104       314,847       275,549  (a)    4,067,500
                                      ------------  ------------  ------------      ------------

     Total expenses                      5,520,503     1,053,635       275,549         6,849,687
                                      ------------  ------------  ------------      ------------

OPERATING (LOSS) INCOME                 (4,308,140)       86,950      (275,549)       (4,496,739)

OTHER INCOME (EXPENSE):
  Interest income (expense), net          (675,195)          430                        (674,765)
  Other expense                            (31,518)       (7,293)                        (38,811)
                                      ------------  ------------  ------------      ------------

     Total other expense, net             (706,713)       (6,863)                       (713,576)
                                      ------------  ------------  ------------      ------------

INCOME (LOSS) BEFORE INCOME TAX         (5,014,853)       80,087      (275,549)       (5,210,315)

INCOME TAX EXPENSE (BENEFIT)                              20,040       (20,040) (b)
                                      ------------  ------------  ------------      ------------

NET (LOSS) INCOME                     $ (5,014,853) $     60,047  $   (255,509)     $ (5,210,315)
                                      ============  ============  ============      ============

BASIC AND DILUTED LOSS
  PER SHARE                           $      (0.48)                                 $      (0.49)
                                      ============                                  ============

WEIGHTED AVERAGE BASIC AND
  DILUTED SHARES OUTSTANDING            10,404,446                     286,458  (c)   10,690,904
                                      ============                ============      ============


See notes to the unaudited pro forma condensed statement of operations.

NETVOICE TECHNOLOGIES CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000


                                              HISTORICAL
                                      --------------------------   PRO FORMA
                                         NETVOICE     SYNETRIC    ADJUSTMENTS        PRO FORMA

REVENUES                              $  5,627,094  $     79,705  $          -      $  5,706,799

EXPENSES:
  Direct expenses                        5,543,956        27,976                       5,571,932
  General and administrative expenses    4,032,475       100,040       114,810  (a)    4,247,325
                                      ------------  ------------  ------------      ------------

     Total expenses                      9,576,431       128,016       114,810         9,819,257
                                      ------------  ------------  ------------      ------------

OPERATING LOSS                          (3,949,337)      (48,311)     (114,810)       (4,112,458)

OTHER INCOME (EXPENSE):
  Interest (expense)                      (527,509)         (352)                       (527,861)
  Interest income                           12,885                                        12,885
                                      ------------  ------------  ------------      ------------

     Total other expense, net             (514,624)         (352)                       (514,976)
                                      ------------  ------------  ------------      ------------

NET LOSS                              $ (4,463,961) $    (48,663) $   (114,810)     $ (4,627,434)
                                      ============  ============  ============      ============

BASIC AND DILUTED LOSS
  PER SHARE                           $      (0.36)                                 $      (0.36)
                                      ============                                  ============

WEIGHTED AVERAGE BASIC AND
  DILUTED SHARES OUTSTANDING            12,543,487                     286,458  (c)   12,829,945
                                      ============                ============      ============


See notes to the unaudited pro forma condensed statement of operations.

     Notes to Unaudited Pro Forma Condensed Statement of Operations


     (a) Amount reflects the adjustment to record the amortization of goodwill from the allocation of the purchase price. The pro forma adjustment assumes goodwill will be amortized on a straight-line basis over an estimated useful life of ten (10) years. This determination of the estimated useful life at the date of consummation of the acquisition is based on the best information available at that date.

     (b) Income taxes have been adjusted to reflect pro forma income taxes at the Company's estimated effective tax rate, after adjustment for deferred income tax valuation allowance.

     (c) Amount represents the additional shares issued to the eight (8) individuals, including officers and directors of Synetric.
          Pursuant to the Stock Purchase Agreement ("Agreement"), Netvoice issued 286,458 shares of restricted common stock, subject to Rule 144 promulgated under the Securities and Exchange Commission. The registered holder of the restricted common stock must retain ownership of the common stock for a period of one (1) year. The Agreement provides that of the 286,458 shares delivered at closing, 33,229 shares will be held in escrow for a period of one
          (1) year following the closing to satisfy any future indemnification claims.

     (d) Subsequent to the issuance of the Company's consolidated financial statements as of and for the year ended December 31, 1999, the Company's management determined that the cost for the purchase of a customer list from a company owned by a shareholder in June 1999 should have been accounted for as a capital distribution, and the proceeds from the sale of such customer list and the excess of the proceeds from the sale of another customer list over its amortized carrying cost, both having been sold to another minority shareholder in December 1999, should have been accounted for as capital contribution. Previously, the purchase was accounted for as an asset acquisition with amortization of the cost charged to expense, and the sale was accounted for as an asset disposition with a gain recognized. As a result, the Company's 1999 consolidated financial statements have been restated from amounts previously reported to appropriately account for these transactions. The effects of the restatement are summarized as follows:

          A summary of the significant effects of the restatement on the 1999 consolidated statement of operations is as follows:

                                                AS PREVIOUSLY      AS
                                                  REPORTED      RESTATED

          Statement of operations
           General and Administrative Expenses   3,412,473     3,477,104
           Total Expenses                        5,455,872     5,520,503
           Operating Loss                       (4,243,509)   (4,308,140)
           Net Loss                             (4,950,222)   (5,014,853)

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NETVOICE TECHNOLOGIES CORPORATION


Date:  September 27, 2000               By: /s/ JEFFREY ROTHELL
                                           ------------------------------
                                           Jeffrey Rothell, President,
                                           Chief Executive Officer

Date:  September 27, 2000               By: /s/ GARTH COOK
                                           ------------------------------
                                           Garth Cook, Treasurer, Chief
                                           Financial Officer and Chief
                                           Accounting Officer

                              EXHIBIT INDEX
                              -------------

Exhibit
Number    Description
------    -----------
  2.1 Stock Purchase Agreement dated May 19, 2000 by and between Netvoice Technologies Corporation and Synetric, Inc. and exhibits (filed as Exhibit 2.1 to the Company's Form 8-K and incorporated herein by reference)

 99.10*   Financial statements of Synetric, Inc.
__________

*  Filed herewith.









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